SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2004

KEANE, INC.

(Exact name of registrant as specified in charter)

Massachusetts	001-7516	04-2437166
(State or other juris— diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 City Square, Boston MA	02129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  617-241-9200

(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

On March 5, 2004, Keane, Inc., a Massachusetts corporation (“Keane” or the “Company”), issued a press release announcing the completion of its acquisition of Nims Associates, Inc., an information technology and consulting services company. The full text of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing,

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2004	KEANE, INC.

	By	/s/ John J. Leahy
John J. Leahy Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 5, 2004